                                    EXHIBIT 2

                                VOTING AGREEMENT

                                VOTING AGREEMENT


         This VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of March 22, 2001, between Micron Electronics, Inc., a Minnesota corporation ("MEI"), Micron Technology, Inc., a Delaware corporation ("MTI"), and the undersigned shareholders (the "SHAREHOLDERS," and individually a "SHAREHOLDER") of Interland, Inc., a Georgia corporation ("COMPANY").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, MEI, Company and Interland Acquisition Corporation, a Delaware corporation and a wholly owned first-tier subsidiary of MEI ("MERGER SUB"), are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") that provides for the merger of Merger Sub with and into Company (the "MERGER"). Pursuant to the Merger, shares of common stock of Company, no par value per share ("COMPANY COMMON STOCK") will be converted into shares of common stock of MEI, $0.01 par value per share ("MEI COMMON STOCK") on the basis described in the Merger Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

         B. Shareholder is the record holder of such number of outstanding shares of Company Common Stock as is indicated on the final page of this Agreement.

         C. As a material inducement to enter into the Merger Agreement, MEI desires the Shareholders to agree, and each Shareholder is willing to agree, to vote the Shares (as defined below), and such other shares of capital stock of Company over which Shareholder has voting power, so as to facilitate consummation of the Merger.

         D. MTI is the record holder of such number of outstanding shares of MEI Common Stock as is indicated on the final page of this Agreement.

         E. As a material inducement to enter into the Merger Agreement, the Company desires MTI to agree, and MTI is willing to agree, to vote the MEI Shares (as defined below), and such other shares of capital stock of MEI over which MTI has voting power, so as to facilitate consummation of the Merger.

                  In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

         1. AGREEMENT TO VOTE SHARES

                  1.1 Definitions. For purposes of this Agreement:

                           (a) Shares. The term "SHARES" shall mean all issued
and outstanding shares of Company Common Stock owned of record or beneficially by Shareholder or over which Shareholder exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at the meeting of the shareholders of Company called for the purpose of voting on the matters referred to in Section 1.2, or (ii) to take action by written consent of the shareholders of Company with respect to the matters referred to in Section 1.2. Shareholder agrees that any shares of capital stock of Company that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership or over which Shareholder exercises voting power after the execution of this Agreement and prior to the date of termination of this Agreement pursuant to
Section 7 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

                           (b) Subject Securities. The term "SUBJECT SECURITIES"
shall mean: (i) all securities of Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock beneficially owned by Shareholder as of the date of this Agreement; and (ii) all additional securities of Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires ownership during the period from the date of this Agreement through the earlier of termination of this Agreement pursuant to Section 4 below or the record date for the meeting at which shareholders of Company are asked to vote upon approval of the Merger Agreement and the Merger.

                           (c) Transfer. Shareholder or MTI shall be deemed to
have effected a "TRANSFER" of a security if Shareholder or MTI directly or indirectly: (i) sells, pledges, encumbers, transfers or disposes of, or grants an option with respect to, such security or any interest in such security; or
(ii) enters into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein. Notwithstanding the foregoing, a transfer of MEI shares by MTI to the MTI Foundation is excluded from the definition of "Transfer" for purposes of this Agreement, so long as the Foundation also enters into this agreement with respect to such transferred shares.

                  1.2 Agreement to Vote Shares. Shareholder hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement (the "EFFECTIVE TIME") and (ii) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of Company, however called, or in connection with any written consent of the shareholders of Company, Shareholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares:

                  (1) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger and the other actions contemplated by the Merger Agreement and any actions required in furtherance thereof;

                  (2) against approval of any proposal made in opposition to or in competition with the consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under this Agreement.

         Shareholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

                  1.3. Transfer and Other Restrictions. (a) Prior to the termination of this Agreement, Shareholder agrees not to, directly or indirectly:

                           (i) except pursuant to the terms of the Merger Agreement, offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale Transfer or other disposition of any or all of the Subject Securities or any interest therein except as provided in Section 1.2 hereof;

                           (ii) grant any proxy, power of attorney, deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Securities except as provided in this Agreement; or

                           (iii) take any other action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling Shareholder from performing its obligations under this Agreement.

         (b) To the extent Shareholder is, as of the date hereof, party to a contract or agreement that requires Shareholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to Company), Shareholder will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the Shares to be Transferred. Nothing herein shall prohibit Shareholder from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant Shareholder may hold; provided that the securities acquired upon such exercise shall be deemed Shares.

                  1.4 Irrevocable Proxy. Concurrently with the execution of this Agreement, Shareholder agrees to deliver to MEI a proxy in the form attached hereto as Exhibit I (the "PROXY"), which shall be irrevocable, with respect to the Shares, subject to the other terms of this Agreement.


         2. AGREEMENT TO VOTE MEI SHARES

                  2.1 Definitions. For purposes of this Agreement:

                           (a) MEI Shares. The term "MEI SHARES" shall mean all
issued and outstanding shares of MEI Common Stock owned of record or beneficially by MTI or over which MTI exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at the meeting of the shareholders of MEI called for the purpose of voting on the matters referred to in Section 2.2, or (ii) to take action by written consent of the shareholders of MEI with respect to the matters referred to in Section 2.2. MTI agrees that any shares of capital stock of MEI that MTI purchases or with respect to which MTI otherwise acquires beneficial ownership or over which MTI exercises voting power after the execution of this Agreement and prior to the date of termination of this Agreement pursuant to Section 7 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted MEI Shares on the date hereof.

                           (b) Subject MEI Securities. The term "SUBJECT MEI
SECURITIES" shall mean: (i) all securities of MEI (including all shares of MEI Common Stock and all options, warrants and other rights to acquire shares of MEI Common Stock beneficially owned by MTI as of the date of this Agreement; and
(ii) all additional securities of MEI (including all additional shares of MEI Common Stock and all additional options, warrants and other rights to acquire shares of MEI Common Stock) of which MTI acquires ownership during the period from the date of this Agreement through the earlier of termination of this Agreement pursuant to Section 4 below or the record date for the meeting at which shareholders of MEI are asked to vote upon approval of the Merger Agreement and the Merger.

                  2.2 Agreement to Vote MEI Shares. MTI hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement (the "EFFECTIVE TIME"), (ii) termination of this Agreement in accordance with its terms, and (iii) November 30, 2001, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of MEI, however called, or in connection with any written consent of the shareholders of MEI, MTI will appear at the meeting or otherwise cause the MEI Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the MEI Shares:

                  (1) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger;

                  (2)      in favor of the Parent Shareholder Approval Matters;
                           and

                  (3) against approval of any proposal made in opposition to or in competition with the consummation of the Merger, including, without limitation, any Parent Acquisition or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of MEI under the Merger Agreement or of MTI under this Agreement;

provided, that, in each event the Merger Agreement shall not have been amended or modified.

         MTI further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 2.2. Notwithstanding anything to the contrary in this Agreement, MTI shall not be obligated to vote in favor of the disposition of any assets of MEI or in favor of any other transaction other than the Merger.

                  2.3. Transfer and Other Restrictions. (a) Prior to the termination of this Agreement, MTI agrees not to, directly or indirectly:

                           (i) except pursuant to the terms of the Merger Agreement, offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale Transfer or other disposition of any or all of the Subject MEI Securities or any interest therein except as provided in Section 2.2 hereof;

                           (ii) grant any proxy, power of attorney, deposit any of the Subject MEI Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Subject MEI Securities except as provided in this Agreement; or

                           (iii) take any other action that would make any representation or warranty of MTI contained herein untrue or incorrect or have the effect of preventing or disabling MTI from performing its obligations under this Agreement.

         (b) To the extent MTI is, as of the date hereof, party to a contract or agreement that requires MTI to Transfer MEI Shares to another person or entity (excluding a contract or agreement pledging MEI Shares to MEI), MTI will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the MEI Shares to be Transferred. Nothing herein shall prohibit MTI from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant MTI may hold; provided that the securities acquired upon such exercise shall be deemed MEI Shares.

         3. REPRESENTATIONS AND WARRANTIES

                  (a) Representations and Warranties of the Shareholders

                           (i) Shareholder is the record and beneficial owner of, or Shareholder exercises voting power over, the shares of Company Common Stock indicated on the final page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Shareholder to carry out the terms of this Agreement except with respect to the encumbrances on Shares beneficially owned by Kenneth Gavranovic as described in Section 5.16(b) of the Merger Agreement. The number of Shares set forth on the signature pages hereto are the only Shares beneficially owned by such Shareholder and, except as set forth on such signature pages, the Shareholder holds no options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no other interest in or voting rights with respect to any securities of the Company.

                           (ii) Shareholder has the requisite power and authority to enter into this Agreement and to consummate the transaction contemplated by this Agreement. The execution and delivery of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, and (ii) for the limitations imposed by general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation that would result in the creation of any Encumbrance upon any of the Shares owned by such Shareholder under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Shareholder or any Shares owned by such Shareholder. No consent, approval, order or authorization of any Governmental Entity is required by or with respect to such Shareholder in connection with the execution and delivery of this Agreement by such Shareholder or the consummation by such Shareholder of the transactions contemplated by this Agreement, except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and (ii) where the failure to obtain such consents, approvals, orders or authorizations would not prevent or materially delay the performance by Shareholder of its obligations under this Agreement. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

         (b) Representations and Warranties of MTI

                           (i) MTI is the record and beneficial owner of, or MTI exercises voting power over, the shares of MEI Common Stock indicated on the final page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of MTI to carry out the terms of this Agreement. The number of MEI Shares set forth on the signature pages hereto are the only MEI Shares beneficially owned by MTI and, except as set forth on such signature pages, MTI holds no options to purchase or rights to subscribe for or otherwise acquire any securities of MEI and has no other interest in or voting rights with respect to any securities of MEI.

                           (ii) MTI has the requisite power and authority to enter into this Agreement and to consummate the transaction contemplated by this Agreement. The execution and delivery of this Agreement by MTI and the consummation by MTI of the transactions contemplated by this Agreement have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by MTI and constitutes a valid and binding obligation of MTI, enforceable against MTI in accordance with its terms, except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, and (ii) for the limitations imposed by general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation that would result in the creation of any Encumbrance upon any of the MEI Shares owned by MTI under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on MTI or any MEI Shares owned by MTI. No consent, approval, order or authorization of any Governmental Entity is required by or with respect to MTI in connection with the execution and delivery of this Agreement by MTI or the consummation by MTI of the transactions contemplated by this Agreement, except (i) for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and (ii) where the failure to obtain such consents, approvals, orders or authorizations would not prevent or materially delay the performance by MTI of its obligations under this Agreement. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

         4. TERMINATION

         This Agreement shall terminate and shall have no further force or effect as of the first to occur of (i) the Effective Time, (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to
Article VII thereof and (iii) November 30, 2001.

         5. MISCELLANEOUS

                  5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

                  If to MEI:

                  Micron Electronics, Inc.
                  900 E. Karcher Road
                  Nampa, ID 83687-3045
                  Attention:  Joel J. Kocher
                  Facsimile No.: (208) 898-3424

                  with a copy to:

                  Fenwick & West LLP
                  Two Palo Alto Square
                  Palo Alto, California 94306
                  Attn: Dennis R. DeBroeck
                  Facsimile:  650-494-1417

                  Micron Technology, Inc.
                  8000 S. Federal Way
                  Boise, ID   83712
                  Attn: Wilbur G. Stover
                  Facsimile No.: (208) 368-4242


                  with a copy to:

                  Wilson Sonsini Goodrich & Rosati
                  Professional Corporation
                  650 Page Mill Road
                  Palo Alto, California 94304
                  Attn: John A. Fore
                  Facsimile:  650-493-6811


                  If to Shareholder, to the address for notice set forth on the last page hereof.

                  with a copy to:

                  Fenwick & West LLP
                  Two Palo Alto Square
                  Palo Alto, California 94306
                  Attn: David W. Healy
                  Facsimile:  650-494-1417


                  5.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                  5.3 Entire Agreement; Third Party Beneficiaries. This Agreement, its Exhibits (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder other than Interland who shall be deemed to be an intended third party beneficiary of this Agreement.

                  5.4 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                  5.5 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                  5.7 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  5.8 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without prior written consent of the other parties. Any purported assignment in violation of this Section shall be void.

                  5.9 Waiver Of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES TO THIS AGREEMENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

                  5.10 Costs And Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                  5.11 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

                  5.12 Amendment and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, as of the date first above written the undersigned parties have executed this Agreement as of the date first above written.

MICRON ELECTRONICS, INC.


By:      /s/ Joel J. Kocher
    ------------------------------------------
Name:    Joel J. Kocher
Title:   President and Chief Executive Officer

MICRON TECHNOLOGY, INC.


By:      /s/ Wilber G. Stove
    ------------------------------------------
Name:    Wilbur G. Stover
Title:   Senior Vice President, Treasurer, and Chief Financial Officer

SHAREHOLDER:                                SHAREHOLDER ADDRESS:
                                                 c/o Interland, Inc.
                                            ------------------------------------
                                                 303 Peachtree Center Avenue
                                            ------------------------------------
      /s/ Ken Gavranovic                         Suite 500
-------------------------------------       ------------------------------------
              (sign here)                        Atlanta, GA  30303
                                            ------------------------------------

                                            TEL:  (404) 260-2477
Name:  Ken Gavranovic
     --------------------------------
             (please print)

SHARES OF COMPANY COMMON STOCK              FAX:  (404) 720-3728
BENEFICIALLY OWNED:
     9,012,523
----------------------

SHAREHOLDER:                                SHAREHOLDER ADDRESS:

                                            ------------------------------------

                                            ------------------------------------

-------------------------------------       ------------------------------------
             (sign here)
                                            ------------------------------------

                                            TEL:
                                                ---------------------
Name:
     --------------------------------
            (please print)

SHARES OF COMPANY COMMON STOCK              FAX:
BENEFICIALLY OWNED:                             ---------------------

-----------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Interland, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Micron Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Interland Acquisition Corporation and Company, and the approval of the merger of Interland Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.


                                    /s/ Ken Gavranovic
                                    -------------------------------------
                                    Signature

                                    Ken Gavranovic
                                    --------------------------------------
                                    Name (and Title)


                                    Shares of Company Common Stock
                                    beneficially owned: 9,012,523

         IN WITNESS WHEREOF, as of the date first above written the undersigned parties have executed this Agreement as of the date first above written.

MERLIN ELECTRONICS, INC.


By:
   --------------------------------
Name:
Title:

MERLIN TECHNOLOGY, INC.


By:
   --------------------------------
Name:
Title:


SHAREHOLDER:

The undersigned Shareholder joins this Agreement only with respect to the number of shares beneficially owned by such shareholder that are set forth below. As used in this Agreement, with respect to the undersigned Shareholder, the terms "Shares" and "Subject Securities" shall refer only the number of shares set forth below. In addition, all representations and warranties of the undersigned shareholder as set forth in Section 3 of this Agreement shall refer only to the number of shares beneficially owned by such shareholder that are set forth below.

                                            SHAREHOLDER ADDRESS:

                                            ------------------------------------

                                            ------------------------------------
/s/ Waldemar Fernandez
-------------------------------------       ------------------------------------
         (sign here)
                                            ------------------------------------

Name:    Waldemar Fernandez                 TEL:
     --------------------------------           -----------------------------
           (please print)

SHARES OF COMPANY COMMON STOCK              FAX:
BENEFICIALLY OWNED:                             -----------------------------
1,000,000 (shares voted for)
----------------------------

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Illusion, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Merlin Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Illusion Acquisition Corporation and Company, and the approval of the merger of Illusion Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.

                                   /s/ Waldemar Fernandez
                                  ---------------------------------------------
                                  Signature

                                    Waldemar Fernandez
                                  ---------------------------------------------
                                  Name (and Title)

                                  Shares of Company Common Stock beneficially owned: 1,000,000 (shares voted for)

SHAREHOLDER:

CREST COMMUNICATIONS PARTNERS, L.P.
By: CREST COMMUNICATIONS HOLDINGS LLC,
    its authorized representative           SHAREHOLDER ADDRESS:
                                                 320 Park Avenue
                                            ------------------------------------
                                                 17th Floor
                                            ------------------------------------
By: /s/ Gregg A. Mockenhaupt                     New York, NY 10022
   ----------------------------------       ------------------------------------
             (sign here)                         Attn: Mark Rosenthal
                                            ------------------------------------


Name: Gregg A. Mockenhaupt                  TEL: (212) 317-2700
     --------------------------------           -----------------------------
            (please print)

Title: Managing Director
      -------------------------------



SHARES OF COMPANY COMMON STOCK              FAX: (212) 317-2710
BENEFICIALLY OWNED:                             -----------------------------
    3,851,432
-----------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Illusion, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Merlin Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Illusion Acquisition Corporation and Company, and the approval of the merger of Illusion Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.

                                    CREST COMMUNICATIONS PARTNERS, L.P.
                                    By: CREST COMMUNICATIONS HOLDINGS LLC,
                                        its authorized representative

                                    By: /s/ Gregg A. Mockenhaupt
                                    --------------------------------------
                                    Signature

                                    Gregg A. Mockenhaupt, Managing Director
                                    ---------------------------------------
                                    Name (and Title)

                                    Shares of Company Common Stock beneficially owned: 3,851,432

SHAREHOLDER:

The undersigned Shareholder joins this Agreement only with respect to the number of shares beneficially owned by such shareholder that are set forth below. As used in this Agreement, with respect to the undersigned Shareholder, the terms "Shares" and "Subject Securities" shall refer only the number of shares set forth below. In addition, all representations and warranties of the undersigned shareholder as set forth in Section 3 of this Agreement shall refer only to the number of shares beneficially owned by such shareholder that are set forth below.

BOULDER VENTURES III, L.P.

                                            SHAREHOLDER ADDRESS:
                                                 4750 Owings Mills Blvd
                                            ------------------------------------
                                                 Owings Mills, Maryland 21117
                                            ------------------------------------
By: /s/ Andrew E. Jones
   ----------------------------------       ------------------------------------
             (sign here)
                                            ------------------------------------


Name: Andrew E. Jones                       TEL: (410) 998-3114
     --------------------------------           -----------------------------
            (please print)

Title: General Partner
      -------------------------------



SHARES OF COMPANY COMMON STOCK              FAX: (410) 356-5492
BENEFICIALLY OWNED:                             -----------------------------
    1,549,595
-----------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Illusion, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Merlin Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Illusion Acquisition Corporation and Company, and the approval of the merger of Illusion Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.


                                    BOULDER VENTURES III, L.P.

                                    By: /s/ Andrew E. Jones
                                       -----------------------------------
                                    Signature

                                    Andrew E. Jones - General Partner
                                    --------------------------------------
                                    Name (and Title)

                                    Shares of Company Common Stock beneficially owned: 1,549,595 (for purposes of the Voting Agreement)

SHAREHOLDER:

BOULDER VENTURES III (ANNEX), L.P.

                                            SHAREHOLDER ADDRESS:
                                                 4750 Owings Mills Blvd.
                                            ------------------------------------
                                                 Owings Mills, Maryland 21117
                                            ------------------------------------
By: /s/ Andrew E. Jones
   ----------------------------------       ------------------------------------
             (sign here)
                                            ------------------------------------


Name: Andrew E. Jones                       TEL: 410-998-3114
     --------------------------------           -----------------------------
            (please print)

Title: General Partner
      -------------------------------



SHARES OF COMPANY COMMON STOCK              FAX: 410-356-5492
BENEFICIALLY OWNED:                             -----------------------------
    99,250
-----------------



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Illusion, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Merlin Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Illusion Acquisition Corporation and Company, and the approval of the merger of Illusion Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.


                                     BOULDER VENTURES III(ANNEX), L.P.

                                     By: /s/ Andrew E. Jones
                                        ----------------------------------
                                        Signature

                                     Andrew E. Jones - General Partner
                                     --------------------------------------
                                     Name (and Title)

                                     Shares of Company Common Stock beneficially owned: 99,350

SHAREHOLDER:

BANCBOSTON VENTURES, INC.

                                            SHAREHOLDER ADDRESS:
                                                 175 Federal Street
                                            ------------------------------------
                                                 Boston, MA 02110
                                            ------------------------------------
By: /s/ M. Scott McCormack
   ----------------------------------       ------------------------------------
             (sign here)
                                            ------------------------------------


Name:  M. Scott McCormack                   TEL: (617) 434-2509
     --------------------------------           -----------------------------
            (please print)

Title: Vice President
      -------------------------------


SHARES OF COMPANY COMMON STOCK              FAX: (617) 434-1153
BENEFICIALLY OWNED:                             -----------------------------
  2,482,064
-----------------


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                                                       EXHIBIT I

                                IRREVOCABLE PROXY

         The undersigned Shareholder (the "SHAREHOLDER") of Illusion, Inc., a Georgia corporation (the "COMPANY"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Merlin Electronics, Inc., a Minnesota corporation ("MEI"), and each such Board member (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Company that are listed below (the "SHARES"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of the Agreement and Plan of Merger (the "MERGER AGREEMENT") among MEI, Illusion Acquisition Corporation and Company, and the approval of the merger of Illusion Acquisition Corporation with and into Company (the "MERGER"), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement or of the Shareholder under the Voting Agreement.

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Company to be purchased and sold pursuant the Merger Agreement.

         This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Shareholders of the Company.

         This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned. Dated: March __, 2001.

                                    BANCBOSTON VENTURES, INC.

                                    By: /s/ M. Scott McCormack
                                       -----------------------------------
                                    Signature

                                     M. Scott McCormack  Vice President
                                    --------------------------------------
                                    Name (and Title)

                                    Shares of Company Common Stock beneficially owned: 2,482,064